              EXHIBIT 99.2            Earnings Release Supplement  Fourth Quarter 2021

Citizens Community Bancorp, Inc.  Table of Contents  Cautionary Notes and Additional Disclosures  COVID‐19 Related Loan Deferrals  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Campground Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of December 31, 2021  Loans by Risk Rating as of September 30, 2021  Loans by Risk Rating as of December 31, 2020  Allowance for Loan Losses  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Troubled Debt Restructurings in Accrual Status  Acquired Loans – Non‐accretable difference and accretable discount tables  Earnings Per Share  Selected Capital Composition Highlights – Bank and Company    Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  18  18  18  19  20   21  1

Cautionary Notes and Additional Disclosures DATES AND PERIODS PRESENTED In this earnings release financial supplement, unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e. fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This earnings release financial supplement may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”). The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward-looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include conditions in the financial markets and economic conditions generally; adverse impacts to the Company or CCFBank arising from the COVID-19 pandemic; the possibility of a deterioration in the residential real estate markets; interest rate risk; lending risk; the sufficiency of loan allowances; changes in the fair value or ratings downgrades of our securities; competitive pressures among depository and other financial institutions; our ability to maintain our reputation; our ability to realize the benefits of net deferred tax assets; our ability to maintain or increase our market share; acts of terrorism and political or military actions by the United States or other governments; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or CCFBank; increases in FDIC insurance premiums or special assessments by the FDIC; disintermediation risk; our inability to obtain needed liquidity; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; our ability to raise capital needed to fund growth or meet regulatory requirements; the possibility that our internal controls and procedures could fail or be circumvented; our ability to attract and retain key personnel; our ability to keep pace with technological change; cybersecurity risks; changes in federal or state tax laws; changes in accounting principles, policies or guidelines and their impact on financial performance; restrictions on our ability to pay dividends; and the potential volatility of our stock price. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, “Risk Factors,” in the Company’s Form 10-K, for the year ended December 31, 2020 filed with the Securities and Exchange Commission (“SEC”) on March 8, 2021, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward-looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. 30 2

COVID-19 Related Loan Deferrals Dollars in Thousands COVID‐19 Deferrals Balance Number of  Loans Commercial Deferrals Hotel Loans 5,953$                              1  Other Commercial Loans ‐                   ‐  Total Commercial Deferrals 5,953             1  Residential Deferrals 671                  5  Consumer Deferrals ‐                     ‐  Total Deferrals 6,624$                              6  December 31, 2021 *Interest only deferral – borrower provided two years of principal and interest payments at time of deferral Commercial Loan Deferral Expiration by  Quarter  Balance Number of  Loans Hotel Loans Quarter Ending March 31, 2022 $ 5,953* 1  Total Hotel Loans 5,953                  1  Other Commercial Loans Quarter Ending March 31, 2022 ‐$                ‐  Total Other Commercial Loans ‐                   ‐  Total Commercial Deferral Expirations 5,953$                              1  December 31, 2021 3

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE As of 12/31/21



25%
22%
11%
11%
10%
8%
5%
3%
2%
3%
Hotel
CRE - Senior Living
CRE - Office
CRE - Industrial/Manufacturing
CRE - Mixed Use
Investor Residential
CRE - Retail
CRE - Warehouse/Mini Storage
CRE - Campground
Other

By Geography As of 12/31/21



4%
35%
61%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE

	As of 12/31/21	As of 09/30/21
Loan Balance Outstanding In Millions	$480	$426
Number of Loans	762	753
Average Loan Size In Thousands	$629	$566
Approximate Weighted Average LTV	62%	58%
Approximate Weighted Average DSCR	2.2x	2.2x
Weighted Average Seasoning In Months	22	23
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

4

25% 17% 11% 11% 10% 8% 6% 12% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Warehouse/Mini Storage CRE Mixed Use CRE Office Other Owner  Occupied CRE As of 12/31/21 Portfolio Fundamentals 69% 12% 19% Wisconsin Minnesota Other By Geography As of 12/31/21 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5‐10 years with 20‐year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE As of  12/31/21 As of  09/30/21 $219  $212  426 421 $514  $504  Approximate Weighted Average LTV 48% 47% 2.2x 2.2x Weighted Average Seasoning In Months 29 29 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 5

Portfolio Fundamentals 62% 37% 1% Wisconsin Minnesota Other By Geography As of 12/31/21 100% Multi‐family Multi‐family As of 12/31/21 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi‐family sponsors experienced owners with multi‐project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5‐10 years with 20 to 25‐year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of  12/31/21 As of  09/30/21 $178 $156 111 111 $1.61 $1.41 68% 69% Approximate Weighted Average DSCR 1.9x 1.8x 17 18 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge‐Offs Portfolio Characteristics ‐ Multi‐family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 6

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 12/31/21



20%
10%
10%
9%
7%
7%
6%
6%
6%
5%
4%
3%
3%
4%
Manufacturing
Finance and Insurance
Public Admin
Construction
Education Services
Administrative Support
Other Services
Transportation and Warehousing
Real Estate, Rental and Leasing
Wholesale Trade
Retail Trade
Agriculture
Health Care
Other

By Geography As of 12/31/21



1%
14%
85%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

	As of 12/31/21	As of 09/30/21
Loan Balance In Millions	$122	$107
Number of Loans	714	730
Average Loan Size In Thousands	$171	$147
Approximate Weighted Average DSCR	5.3x	2.3x
Weighted Average Seasoning In Months	31	30
Trailing 12 Month Net Charge-Offs	-0.05%	0.28%
Committed Line, if collateral	63	66

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

7

Construction & Development Loans

Commercial & Development As of 12/31/21


15%
28%
5%
6%
6%
9%
10%
21%
Commercial 1-4 Family Construction
CRE Campground
CRE Warehouse/Mini Storage
CRE Senior Living
CRE Multi-family
Land
CRE Retail
Other

By Geography As of 12/31/21


16%
11%
43%
30%
Wisconsin
Minnesota
Iowa
Other

Portfolio Characteristics - Construction & Development

	As of 12/31/21	As of 09/30/21
Loan Balance Outstanding In Millions	$80	$86
Number of Loans	130	132
Average Loan Size In Thousands	$612	$648
Approximate Weighted Average LTV	80%	78%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	44%	50%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally, 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

8

40% 22% 22% 16% Crop Dairy Other Farming Other Agricultural As of 12/31/21 Portfolio Fundamentals 68% 29% 3% Wisconsin Minnesota Other By Geography As of 12/31/21 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of   12/31/21 As of   09/30/21 $110 $107 564 568 $195 $188 1.8x 1.8x 31 31 0.16% 0.18% Approximate Weighted Average DSCR Weighted Average Seasoning  In Months Trailing 12 Month Net Charge‐Offs  Portfolio Characteristics ‐ Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 9

64% 33% 3% Limited Service Full Service Other Hotels As of 12/31/21 Portfolio Fundamentals 52% 36% 12% Minnesota Wisconsin Illinois By Geography As of 12/31/21 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of  12/31/21 As of  09/30/21 $119  $109  33 31 $3.6  $3.5  57% 56% 2.3x 2.3x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR ‐ Non‐Construction Portfolio Characteristics ‐ Hotels Loan Balance Outstanding In Millions  Average Loan Size In Millions Approximate Weighted Average LTV 10

56% 12% 12% 8% 4% 3% 4% Culver's ‐ Limited Service Restaurants Micro Breweries Other National Limited Services Drinking Establishments Bowling Centers Other Restaurants As of 12/31/21 Portfolio Fundamentals 75% 20% 5% Wisconsin Minnesota Other By Geography As of 12/31/21 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20‐year amortization with 5 to 10‐year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area • Lessors of RE include investor and owner‐occupied structure Restaurant Loans As of  12/31/21 As of  09/30/21 $47  $41  76 80 $622  $518  54% 56% 3.6x 3.5x 0.00% 0.00% Portfolio Characteristics ‐ Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 11

33% 36% 13% 5% 4% 9% 2021 2020 2019 2017 2016 Prior By Vintage As of 12/31/21 Portfolio Fundamentals 32% 13% 11%9% 7% 6% 5% 5% 12% Wisconsin Maryland Ohio Pennsylvania Kentucky Utah Iowa New Jersey Other By Geography As of 12/31/21 • Experienced multi‐unit operators and owner‐occupied franchised campgrounds (typically Jellystone Park) • Grounds offer a mix of camping, RV and cabin options with recreational amenities • Park locations within reasonable proximity of metropolitan areas and/or near national and state parks • Underwritten with recourse generally with 5‐10 year terms and 20 year amortization • Use of SBA 7a and 504, or other government guaranteed loan programs as appropriate • 20+ years of history through CCF acquisition with no charge‐off history Campground Loans As of  12/31/21 As of  09/30/21 $74  $83  48 49 $1.5  $1.7  44% 43% 1.8x 1.8x 0.00% 0.00% Portfolio Characteristics ‐ Campgrounds Approximate Weighted Average DSCR Trailing 12 Month Net Charge‐Offs  Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions Approximate Weighted Average LTV 12

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 13

Below is a breakdown of loans by risk rating as of December 31, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 572,724	$ 667	$ 5,004	$ —	$ —	$ 578,395
Agricultural real estate	50,834	1,267	271	—	—	52,372
Multi-family real estate	173,760	290	—	—	—	174,050
Construction and land development	75,146	—	3,467	—	—	78,613
C&I/Agricultural operating:						
Commercial and industrial	107,798	57	82	—	—	107,937
Agricultural operating	23,935	764	1,503	—	—	26,202
Residential mortgage:						
Residential mortgage	60,754	—	3,101	—	—	63,855
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,404	—	69	—	—	8,473
Originated loans before SBA PPP loans	$ 1,092,879	$ 3,045	$ 13,815	$ —	$ —	$ 1,109,739
SBA PPP loans	8,755	—	—	—	—	8,755
Total originated loans	$ 1,101,634	$ 3,045	$ 13,815	$ —	$ —	$ 1,118,494
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 116,839	$ 1,314	$ 1,917	$ —	$ —	$ 120,070
Agricultural real estate	21,051	—	5,072	—	—	26,123
Multi-family real estate	4,299	—	—	—	—	4,299
Construction and land development	735	172	—	—	—	907
C&I/Agricultural operating:						
Commercial and industrial	13,931	5	294	—	—	14,230
Agricultural operating	4,936	—	450	—	—	5,386
Residential mortgage:						
Residential mortgage	25,869	—	1,266	—	—	27,135
Consumer installment:						
Other consumer	398	—	3	—	—	401
Total acquired loans	$ 188,058	$ 1,491	$ 9,002	$ —	$ —	$ 198,551
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 689,563	$ 1,981	$ 6,921	$ —	$ —	$ 698,465
Agricultural real estate	71,885	1,267	5,343	—	—	78,495
Multi-family real estate	178,059	290	—	—	—	178,349
Construction and land development	75,881	172	3,467	—	—	79,520
C&I/Agricultural operating:						
Commercial and industrial	121,729	62	376	—	—	122,167
Agricultural operating	28,871	764	1,953	—	—	31,588
Residential mortgage:						
Residential mortgage	86,623	—	4,367	—	—	90,990
Purchased HELOC loans	3,706	—	165	—	—	3,871
Consumer installment:						
Originated indirect paper	15,818	—	153	—	—	15,971
Other consumer	8,802	—	72	—	—	8,874
Gross Loans Before SBA PPP Loans	$ 1,280,937	$ 4,536	$ 22,817	$ —	$ —	$ 1,308,290
SBA PPP loans	8,755	—	—	—	—	8,755
Gross loans	$ 1,289,692	$ 4,536	$ 22,817	$ —	$ —	$ 1,317,045
Less:						
Unearned net deferred fees and costs and loans in process						(2,482)
Unamortized discount on acquired loans						(3,600)
Allowance for loan losses						(16,913)
Loans receivable, net						$ 1,294,050

14

Below is a breakdown of loans by risk rating as of September 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 507,305	$ 300	$ 935	$ —	$ —	$ 508,540
Agricultural real estate	48,053	378	651	—	—	49,082
Multi-family real estate	149,802	292	—	—	—	150,094
Construction and land development	76,366	—	8,033	—	—	84,399
C&I/Agricultural operating:						
Commercial and industrial	87,481	16	3,084	—	—	90,581
Agricultural operating	23,744	22	1,624	—	—	25,390
Residential mortgage:						
Residential mortgage	65,733	—	3,253	—	—	68,986
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,344	—	70	—	—	9,414
Originated loans before SBA PPP loans	$ 989,095	$ 1,008	$ 17,993	$ —	$ —	$ 1,008,096
SBA PPP loans	31,301	—	—	—	—	31,301
Total originated loans	$ 1,020,396	$ 1,008	$ 17,993	$ —	$ —	$ 1,039,397
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 126,472	$ 1,342	$ 1,970	$ —	$ —	$ 129,784
Agricultural real estate	22,517	—	5,035	—	—	27,552
Multi-family real estate	5,928	—	—	—	—	5,928
Construction and land development	949	190	—	—	—	1,139
C&I/Agricultural operating:						
Commercial and industrial	16,243	8	303	—	—	16,554
Agricultural operating	4,251	—	290	—	—	4,541
Residential mortgage:						
Residential mortgage	29,253	—	1,542	—	—	30,795
Consumer installment:						
Other consumer	512	—	4	—	—	516
Total acquired loans	$ 206,125	$ 1,540	$ 9,144	$ —	$ —	$ 216,809
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 633,777	$ 1,642	$ 2,905	$ —	$ —	$ 638,324
Agricultural real estate	70,570	378	5,686	—	—	76,634
Multi-family real estate	155,730	292	—	—	—	156,022
Construction and land development	77,315	190	8,033	—	—	85,538
C&I/Agricultural operating:						
Commercial and industrial	103,724	24	3,387	—	—	107,135
Agricultural operating	27,995	22	1,914	—	—	29,931
Residential mortgage:						
Residential mortgage	94,986	—	4,795	—	—	99,781
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,856	—	74	—	—	9,930
Gross Loans Before SBA PPP Loans	$ 1,195,220	$ 2,548	$ 27,137	$ —	$ —	$ 1,224,905
SBA PPP loans	31,301	—	—	—	—	31,301
Gross loans	$ 1,226,521	$ 2,548	$ 27,137	$ —	$ —	$ 1,256,206
Less:						
Unearned net deferred fees and costs and loans in						(3,486)
Unamortized discount on acquired loans						(4,066)
Allowance for loan losses						(16,832)
Loans receivable, net						$ 1,231,822

15

Below is a breakdown of loans by risk rating as of December 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 349,482	$ 543	$ 1,088	$ —	$ —	$ 351,113
Agricultural real estate	30,041	446	1,254	—	—	31,741
Multi-family real estate	112,423	308	—	—	—	112,731
Construction and land development	87,763	—	3,478	—	—	91,241
C&I/Agricultural operating:						
Commercial and industrial	91,474	20	3,796	—	—	95,290
Agricultural operating	22,462	934	1,061	—	—	24,457
Residential mortgage:						
Residential mortgage	82,097	7	4,179	—	—	86,283
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	11,986	—	70	—	—	12,056
Originated loans before SBA PPP loans	$ 819,303	$ 2,258	$ 15,462	$ —	$ —	$ 837,023
SBA PPP loans	123,702	—	—	—	—	123,702
Total originated loans	$ 943,005	$ 2,258	$ 15,462	$ —	$ —	$ 960,725
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 148,303	$ 4,274	$ 3,985	$ —	$ —	$ 156,562
Agricultural real estate	31,147	—	5,907	—	—	37,054
Multi-family real estate	9,273	—	148	—	—	9,421
Construction and land development	7,237	—	39	—	—	7,276
C&I/Agricultural operating:						
Commercial and industrial	20,918	9	336	—	—	21,263
Agricultural operating	7,838	—	490	—	—	8,328
Residential mortgage:						
Residential mortgage	42,805	131	2,167	—	—	45,103
Consumer installment:						
Other consumer	1,150	—	7	—	—	1,157
Total acquired loans	$ 268,671	$ 4,414	$ 13,079	$ —	$ —	$ 286,164
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 497,785	$ 4,817	$ 5,073	$ —	$ —	$ 507,675
Agricultural real estate	61,188	446	7,161	—	—	68,795
Multi-family real estate	121,696	308	148	—	—	122,152
Construction and land development	95,000	—	3,517	—	—	98,517
C&I/Agricultural operating:						
Commercial and industrial	112,392	29	4,132	—	—	116,553
Agricultural operating	30,300	934	1,551	—	—	32,785
Residential mortgage:						
Residential mortgage	124,902	138	6,346	—	—	131,386
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	13,136	—	77	—	—	13,213
Gross Loans Before SBA PPP Loans	$ 1,087,974	$ 6,672	$ 28,541	$ —	$ —	$ 1,123,187
SBA PPP loans	123,702	—	—	—	—	123,702
Gross loans	$ 1,211,676	$ 6,672	$ 28,541	$ —	$ —	$ 1,246,889
Less:						
Unearned net deferred fees and costs and loans in process						(4,245)
Unamortized discount on acquired loans						(5,063)
Allowance for loan losses						(17,043)
Loans receivable, net						$ 1,220,538

16

Allowance for Loan Losses (in thousand, except ratios) December 31, 2021 and Three Months Ended September 30, 2021 and Three Months Ended June 30, 2021 and Three Months Ended December 31, 2020 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,832 $ 16,845 $ 16,860 $ 14,836 Loans charged off: Commercial/Agricultural real estate — — (51) — C&I/Agricultural operating — — (7) (300) Residential mortgage — — — — Consumer installment (5) (36) (15) (23) Total loans charged off (5) (36) (73) (323) Recoveries of loans previously charged off: Commercial/Agricultural real estate 18 4 1 1 C&I/Agricultural operating 62 13 33 11 Residential mortgage 1 1 3 — Consumer installment 5 5 21 18 Total recoveries of loans previously charged off: 86 23 58 30 Net loans charged off (“NCOs”) 81 (13) (15) (293) Additions to ALL via provision for loan losses charged to operations — — — 2,500 ALL, at end of period $ 16,913 $ 16,832 $ 16,845 $ 17,043 Average outstanding loan balance $ 1,271,956 $ 1,192,636 $ 1,186,439 $ 1,240,895 Ratios: NCOs (annualized) to average loans (0.03) % — % 0.01% 0.09% 17

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Balance, beginning of period	$ 11,706	$ 8,075	$ 8,678	$ 10,747	$ 13,154
Additions	428	4,859	863	430	912
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(1)	(24)	(58)	(205)	(2)
Transfers to OREO	(19)	—	—	(45)	—
Return to accrual status	(30)	—	(696)	(291)	—
Payments received	(422)	(1,202)	(712)	(1,935)	(3,317)
Other, net	3	(2)	—	(23)	—
Balance, end of period	$ 11,665	$ 11,706	$ 8,075	$ 8,678	$ 10,747

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Balance, beginning of period	$ 2	$ 129	$ 57	$ 156	$ 756
Loans transferred in	46	—	—	45	—
Branch properties transferred in	1,360	—	79	—	—
Sales	—	(124)	(5)	(142)	(529)
Write-downs	—	—	—	—	(68)
Other, net	(2)	(3)	(2)	(2)	(3)
Balance, end of period	$ 1,406	$ 2	$ 129	$ 57	$ 156

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	December 31, 2021		September 30, 2021		June 30, 2021		December 31, 2020	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	11	$ 4,618	12	$ 4,711	14	$ 4,841	16	$ 4,695
C&I/Agricultural Operating	3	649	4	3,685	6	3,804	4	3,836
Residential mortgage	36	2,681	39	2,925	40	3,040	43	3,162
Consumer installment	6	36	6	44	7	51	8	49
Total loans	56	$ 7,984	61	$ 11,365	67	$11,736	71	$11,742

18

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Non-accretable difference, beginning of period	$ 686	$ 823	$ 966	$ 1,087	$ 1,661
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(2)	(8)	(37)	(58)	(324)
Transfers from non-accretable difference to accretable discount	(31)	(129)	(106)	(63)	(50)
Non-accretable difference used to reduce loan principal balance	—	—	—	—	(200)
Non-accretable difference, end of period	$ 653	$ 686	$ 823	$ 966	$ 1,087

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Accretable discount, beginning of period	$ 3,380	$ 3,524	$ 3,683	$ 3,976	$ 5,050
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference	(200)	(12)	—	(90)	(872)
Transfers from non-accretable difference to accretable discount	31	129	106	63	50
Scheduled accretion	(264)	(261)	(265)	(266)	(252)
Accretable discount, end of period	$ 2,947	$ 3,380	$ 3,524	$ 3,683	$ 3,976

19

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, approximately 16 thousand shares, were repurchased during the quarter ended December, 2021. As of December 31, 2021, there were 10.5 million shares outstanding and an additional 373 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data) Three Months Ended Twelve Months Ended December 31, 2021 September 30, 2021 December 31, 2020 December 31, 2021 December 31, 2020 Basic Net income attributable to common shareholders $ 6,057 $ 4,997 $ 3,570 $ 21,266 $ 12,725 Weighted average common shares outstanding 10,503 10,610 11,129 10,717 11,162 Basic earnings per share $ 0.58 $ 0.47 $ 0.32 $ 1.98 $ 1.14 Diluted Net income attributable to common shareholders $ 6,057 $ 4,997 $ 3,570 $ 21,266 $ 12,725 Weighted average common shares outstanding 10,503 10,610 11,129 10,717 11,162 Add: Dilutive stock options outstanding 13 13 — 10 — Average shares and dilutive potential common shares 10,516 10,623 11,129 10,727 11,162 Diluted earnings per share $ 0.58 $ 0.47 $ 0.32 $ 1.98 $ 1.14 Common stock issued and outstanding 10,502 10,519 11,056 10,502 11,056 20

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights December 31, 2021 (unaudited) September 30, 2021 (unaudited) June 30, 2021 (unaudited) December 31, 2020 (audited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 10.0% 9.6% 9.7% 9.9% 5.0% Tier 1 capital (to risk weighted assets) 12.2% 12.4% 13.5% 13.5% 8.0% Common equity tier 1 capital (to risk weighted assets) 12.2% 12.4% 13.5% 13.5% 6.5% Total capital (to risk weighted assets) 13.4% 13.6% 14.7% 14.7% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights December 31, 2021 (unaudited) September 30, 2021 (unaudited) June 30, 2021 (unaudited) December 31, 2020 (audited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 7.9% 7.6% 7.5% 7.7% 4.0% Tier 1 capital (to risk weighted assets) 9.7% 9.7% 10.4% 10.5% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.7% 9.7% 10.4% 10.5% 4.5% Total capital (to risk weighted assets) 13.1% 13.2% 14.2% 14.3% 8.0% 21